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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 11, 2006

HANOVER GOLD COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-23022	11-2740461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 W. Main Ave., Suite 1017 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 462-0315

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

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ITEM 5.02 - ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 11, 2006, Wayne Schoonmaker resigned as Secretary/Treasurer of Hanover Gold Company, Inc.  In addition, on April 19, 2006, James Fish resigned as a director.  Letters relating to their resignations are attached hereto as Exhibits 99.l and 99.2, respectively.  There were no disagreements between the Company and the resigning parties.

On May 17, 2006, the Board of Directors endorsed an action accepting the resignation of Neil Degerstrom from his position as director as of that date.  In the same action, the Board appointed Paul Fredericks to serve as a director until the next annual meeting of Shareholders.

Paul E. Fredericks:  Mr. Fredericks has been appointed a director of Hanover Gold Company, Inc. as of May 17, 2006.  Since February 2000, he has also been director of Nova Oil, Inc. (NVAO.OB), and has held positions of Vice President (2000-2002) and President (2002-2006) with Nova Oil.  From January 1985 to present, he has owned and operated his own business, Mineral Logic.  His company consults for mineral exploration and mining companies throughout the western hemisphere performing GIS development and data compilation to assist with target delineation.  From March 1999 to January 1991, he was Senior Geologist and a computer specialist for Western Gold Exploration and Mining Company, located in Missoula Montana.  Mr. Fredericks attended Humboldt State University where he received a Bachelor of Science Degree in geology in 1977, and the University of Texas at Austin, where he received a Master’s Degree in geology in 1980.  Mr. Fredericks resides in Missoula, Montana.

Appointment to Committees of the Board of Directors

Mr. Fredericks has not been appointed to any committee of the board of directors.  However he may be appointed to committees of the board of directors in the future, at the option of the board.

Certain Relationships and Related Transactions

There have been no transactions or proposed transactions during the last two years to which Hanover Gold was, or was to be a party, in which Mr. Fredericks had or was to have had a direct or indirect material interest.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1 – Resignation letter, Schoonmaker

99.2 – Resignation letter, Fish

99.3 – Action by Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: May 24, 2006

/s/ Terry Dunne

_______________________________

Terry Dunne, President